UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2014

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11 Bermuda
(Address of principal executive offices)

(408) 830-9742
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in Item 2.02 of this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of Section 18. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On February 5, 2014, Alpha and Omega Semiconductor Limited (the "Company") issued a press release regarding its financial results for its fiscal second quarter of 2014 ended December 31, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On February 5, 2014, the Company issued a press release announcing that its Board of Directors has decided to end the CEO search and asked Dr. Mike Chang to continue serving as the CEO. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated February 5, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha and Omega Semiconductor Limited
Dated: February 5, 2014	By:	/s/ YIFAN LIANG
	Name:	Yifan Liang
	Title:	Interim Chief Financial Officer and Corporate Secretary